EXHIBIT 10.19

ADDENDUM
TO
INDEPENDENT CONTRACTOR SERVICES AGREEMENT

THIS ADDENDUM (the “Addendum”) to the Independent Contractor Services Agreement is made and shall be effective as of the 1st day of August, 2006

BETWEEN:

Sky Petroleum, Inc., a corporation incorporated in the State of
Nevada, United States of America, with offices in the City of
Calgary, in the Province of Alberta, Canada and in the City of
Austin, in the state of Texas, U.S.A. (“Sky” or the “Corporation”)

and

Michael Noonan, an individual residing in the City of Austin, Texas (“Noonan”) and acting also for Noonan Advisors, LLC (the “Contractor”);

WHEREAS, the Corporation and the Contractor are parties to that certain Independent Contractors Services Agreement dated April 1, 2005 (the “Initial Agreement”); and

WHEREAS, the Corporation and the Contractor desire to extend the term of the Initial Agreement through July 31, 2007, and amend the choice of law provision so that the Initial Agreement, as amended, shall be governed by the laws of the State of Texas,

NOW, THEREFORE, in consideration of the premises and mutual covenants of the parties, and in consideration of the Contractor providing consulting services to the Corporation, the Corporation and the Contractor hereby covenant and agree as follows:

        1.        Section 5.01 of the Initial Agreement is hereby amended in its entirety to read as follows:

Term and Termination Provisions. This Addendum shall continue in full force for an initial term (“Initial Term”) commencing on the Effective Date and ending on July 31, 2007 unless terminated in accordance with Section 5.02 of the Agreement.

        2.        Section 7.04 of the Initial Agreement is hereby amended in its entirety to read as follows:

This Addendum shall be construed pursuant to the laws in effect in the State of Texas, and the parties hereto hereby agree to the jurisdiction of the Courts of the State of Texas and, if applicable, the federal courts of the United States of America.

IN WITNESS WHEREOF, the parties hereby have executed this Addendum effective as of the date and year first above written.

SKY PETROLEUM, INC. By: /s/ Brent Kinney __________________________ Brent Kinney, Chief Executive Officer	CONTRACTOR: /s/ Michael Noonan ________________________________ Michael Noonan NOONAN ADVISORS, LLC By: /s/ Michael Noonan __________________________ Michael Noonan, Manager